                                                                       Exhibit 1

                            COLONIAL PROPERTIES TRUST
                    (an Alabama Real Estate Investment Trust)

                 9 1/4% Series C Cumulative Redeemable Preferred
                          Shares of Beneficial Interest
                    (Liquidation Preference $25.00 Per Share)


                                 TERMS AGREEMENT





                                                     Dated:  June 14, 2001



To:      COLONIAL PROPERTIES TRUST
         2101 6th Avenue North
         Suite 750
         Birmingham, Alabama

Attention:  Chairman of the Board of Trustees

Ladies and Gentlemen:

         We (the "Underwriters") understand that Colonial Properties Trust, an Alabama real estate investment trust (the "Company"), proposes to issue and sell preferred shares of beneficial interest, $.01 par value (the "Preferred Shares") (such Preferred Shares being hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the Underwriters named below offer to purchase, severally and not jointly, the respective numbers of Initial Underwritten Securities (as defined in the Underwriting Agreement dated June 14, 2001 (the "Underwriting Agreement")) set forth below opposite their respective names and a proportionate number of the Option Securities (as defined in the Underwriting Agreement), to the extent any are purchased, at the purchase price, and with the underwriting discount, set forth below.

                                                                                                         Number of
                                                                                                         Shares of
                                                                                                          Initial
                                                                                                        Underwritten
                                                                                                         Securities
                                                                                                         ----------
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated.................................................................................     1,650,000

Legg Mason Wood Walker, Incorporated.................................................................       200,000

Dain Rauscher Incorporated...........................................................................        50,000

Fahnestock & Co. Inc.................................................................................        50,000

U.S. Bancorp Piper Jaffray Inc.......................................................................        50,000
                                                                                                         ----------

TOTAL................................................................................................     2,000,000
                                                                                                         ==========


         The Underwritten Securities shall have the following terms:

Title of Securities:                               9 1/4% Series C Cumulative Redeemable Preferred Shares of
                                                   Beneficial Interest, par value $0.01 per share

Number of Shares:                                  2,000,000

Current Ratings:                                   Moody's:            ba1
                                                   Standard & Poor's:  BB+
                                                   Fitch, Inc.:        BBB-

Dividend Rate:                                     9 1/4% per annum, Payable: last day of March, June, September aNd
                                                   December, commencing on or about September 30, 2001

Liquidation Preference:                            $25.00 per share

Ranking:                                           As set forth in the Prospectus Supplement dated June 14, 2001

Public offering price
per share:                                         $25.00, plus accrued dividends from the date of original issue of the Initial Underwritten Securities

Purchase price per share:                          $25.00, plus accrued dividends from the date of original issue of the Initial Underwritten Securities

Underwriting discount
per share:                                         $.7875, to be paid by Colonial Realty Limited Partnership

Conversion Provisions:                             None

Redemption Provisions:                             As set forth in the Prospectus Supplement dated June 14, 2001

Sinking Fund Requirements:                         None

Number of Option Securities,
if any, that may be
purchased by the
Underwriters:                                      300,000

Delayed Delivery Contracts:                        Not authorized

Additional co-managers,
if any:                                            Legg Mason Wood Walker, Incorporated

Other terms:                                       The Company will not, between the date hereof and the Closing
                                                   Time, with respect to the Preferred Shares, without the prior written consent of Merrill Lynch & Co., offer or sell, grant any option for the sale of, or enter into any agreement to sell, any securities of the same class or series or ranking on a parity with such Preferred Shares (other than the Preferred
                                                   Shares which are to be sold pursuant hereto).

                                                   The Company will use its best efforts to list the Preferred
                                                   Shares on the New York Stock Exchange.

Closing date and
location:                                          June 19, 2001, at 9:00 A.M., New York City time, at Sidley
                                                   Austin Brown & Wood LLP, One World Trade Center, New York, New
                                                   York 10048-0557


         All the provisions contained in the document attached as Annex A hereto entitled "Colonial Properties Trust - Preferred Shares, Common Shares, and Common Share Warrants - Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than seven o'clock P.M. (New York City time) on June 14, 2001 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                           Very truly yours,

                                    MERRILL LYNCH & CO.
                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                INCORPORATED
                                    LEGG MASON WOOD WALKER, INCORPORATED

                                    By:    Merrill Lynch & Co.
                                           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                      INCORPORATED


                                            By: /s/ NICHOLAS ROSSETTI
                                               ---------------------------------
                                               Name: Nicholas Rossetti
                                               Title: Director


                                               Acting on behalf of themselves
                                               and the other named Underwriters

Accepted:

COLONIAL PROPERTIES TRUST


By:   /s/ HOWARD B. NELSON, JR.
      -----------------------------
      Name: Howard B. Nelson, Jr.
      Title: Chief Financial Officer
             and Secretary

COLONIAL REALTY LIMITED PARTNERSHIP,
  the Operating Partnership

      By:   Colonial Properties Trust,
            its general partner


By:   /s/ HOWARD B. NELSON, JR.
      -----------------------------
      Name: Howard B. Nelson, Jr.
      Title: Chief Financial Officer

                            COLONIAL PROPERTIES TRUST
                    (an Alabama Real Estate Investment Trust)

           Preferred Shares, Common Shares, and Common Share Warrants


                             UNDERWRITING AGREEMENT


                                                          June 14, 2001


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Legg Mason Wood Walker, Incorporated
c/o   Merrill Lynch & Co.
      Merrill Lynch Pierce, Fenner & Smith
                  Incorporated
      4 World Financial Center
      250 Vesey Street
      New York, NY 10080

Ladies and Gentlemen:


         Colonial Properties Trust, an Alabama real estate investment trust (the "Company") and the direct general partner of Colonial Realty Limited Partnership, a limited Partnership organized under the laws of the State of Delaware (the "Operating Partnership"), proposes to issue and sell preferred shares of beneficial interest ("Preferred Shares"), common shares of beneficial interest, $.01 par value ("Common Shares"), and warrants exercisable for Common Shares ("Common Share Warrants"), from time to time, in one or more offerings on terms to be determined at the time of sale. Each series of Preferred Shares may vary as to the specific number of shares, title, stated value, liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion or exchange provisions and any other variable terms established by the Company's Board of Trustees. The Common Share Warrants will be issued pursuant to a warrant agreement (the "Warrant Agreement") between the Company and a warrant agent (the "Warrant Agent"). As used herein, "Securities" shall mean the Preferred Shares, Common Shares and Common Share Warrants; and "Warrant Securities" shall mean the Common Shares issuable upon exercise of Common Share Warrants. As used herein, "you" and "your", unless the context otherwise requires, shall mean the parties to whom this underwriting agreement (this "Agreement") is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as defined herein) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

         Whenever the Company determines to make an offering of Securities through you or through an underwriting syndicate managed by you, the Company will enter into an agreement

(the "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include you whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities of each class or series to be initially issued (the "Initial Underwritten Securities"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of such of you or such other Underwriters acting as co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the time, date and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including but not limited to, current ratings, designations, liquidation preferences, conversion or exchange provisions, redemption provisions and sinking fund requirements (in the case of Preferred Shares only) and the terms of the Warrant Securities and the terms, prices and dates upon which such Warrant Securities may be purchased). In addition, each Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the number of Underwritten Securities subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Underwritten Securities through you or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-38613) for the registration of up to $297,406,250 of the Securities and Warrant Securities and certain of the Company's debt securities, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission. Such registration statement and the prospectus constituting a part thereof, in each case as supplemented by a prospectus supplement relating to the offering of Underwritten Securities (the "Prospectus Supplement"), including in each case all documents incorporated therein by reference as of the date of the relevant Prospectus Supplement and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus", respectively; PROVIDED, HOWEVER, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the 1933 Act (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and Warrant Securities and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-38613) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

         Section 1. REPRESENTATIONS AND WARRANTIES.

         The Company and the Operating Partnership each severally represents and warrants to you, as of the date hereof, and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof (in each case, a "Representation Date"), as follows:

                  (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and at each time thereafter on which the Company filed an Annual Report on Form 10-K with the Commission, complied, and as of each Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement, at the time the Registration Statement became effective and at each time thereafter on which the Company filed an Annual Report on Form 10-K with the Commission, did not, and at each time thereafter on which any amendment to the Registration Statement becomes effective or the Company files an Annual Report on Form 10-K with the Commission and as of each Representation Date, and at the Closing Time (as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof, does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or Prospectus.

                  (ii) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations; and there have been no disagreements with any accountants or "reportable events" (as defined in Item 304 of Regulation S-K promulgated by the Commission), in either case as required to be disclosed in the Prospectus or elsewhere pursuant to such Item 304.

                  (iii) The historical financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company, its consolidated Subsidiaries (as defined herein) and the Operating Partnership as at the dates indicated and the results of operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and comply with the applicable accounting requirements of the 1933 Act (including, without limitation, Rule 3-14 of Regulation S-X promulgated by the Commission), and all adjustments necessary for a fair presentation of the results for such periods have been made; the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the selected financial data (both historical and pro forma) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the related financial statements presented therein.

                  (iv) The historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement and the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with generally accepted accounting principles; the pro forma consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the pro forma financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of operations for the periods specified; and such pro forma financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the audited financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, and such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations (including, without limitation, Regulation S-X promulgated by the Commission), and such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

                  (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, and its Subsidiaries (which term, as used in this Agreement, includes majority-owned corporations, partnerships and other entities, including, the Operating Partnership, Colonial VRS, L.L.C., Colonial Properties Services Limited Partnership (the "Management Partnership") and Colonial Properties Services, Inc. (the "Management Corporation"), and includes direct and indirect Subsidiaries, if any) considered as one enterprise, or any of the real property or improvements thereon owned by either the Company or any of its Subsidiaries (each individually a "Property" and collectively the "Properties"), whether or not arising in the ordinary course of business, (b) no material casualty loss or material condemnation or other material adverse event with respect to any of the Properties has occurred, (c) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, and its Subsidiaries considered as one enterprise, and (d) except for regular quarterly dividends on the Company's Common Shares or dividends or distributions declared, paid or made in accordance with the terms of any series of the Company's Preferred Shares, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Alabama, with power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Terms Agreement and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                  (vii) The Agreement of Limited Partnership of the Operating Partnership, as amended and restated (the "Agreement of Limited Partnership"), has been duly and validly authorized, executed and delivered by the Company, as general partner of the Operating Partnership, and by the limited partners of the Operating Partnership and is a valid and binding agreement of the Company and such limited partners of the Operating Partnership, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Operating Partnership has been duly formed and is validly existing and is in good standing under the laws of the State of Delaware, has power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise.

                  (viii) Each Subsidiary of the Company has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its origin, has power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise. Except as otherwise stated in the Prospectus, all of the issued and outstanding capital stock or other ownership interests in each such Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its Subsidiaries and described in the Prospectus.

                  (ix) Each of the partnership agreements to which the Company or any of its Subsidiaries is a party has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and the execution, delivery and performance of any of such agreements by the Company or any of its Subsidiaries, as applicable, did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter, by-laws, partnership agreement (or other organizational documents) of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court decree.

                  (x) The authorized, issued and outstanding capital shares of the Company is as set forth in the applicable prospectus supplement under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans, dividend reinvestment or stock purchase plans, employee and director stock option or restricted stock plans or upon the exercise of options or convertible securities referred to in the Prospectus); and such shares have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to preemptive or other similar rights.

                  (xi) The Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement have, as of each Representation Date, been duly authorized by the Company, and such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement and such Terms Agreement, and such Underwritten Securities, when issued and delivered by the Company pursuant to this

         Agreement against payment of the consideration set forth in such Terms Agreement or any Delayed Delivery Contract (as hereinafter defined), will be validly issued, fully paid and non-assessable, and the issuance of such Underwritten Securities will not be subject to preemptive or other similar rights; the Preferred Shares, if applicable, conform to the provisions established by the Board of Trustees of the Company; and the Underwritten Securities being sold pursuant to the applicable Terms Agreement conform in all material respects to all statements relating thereto contained in the Prospectus.

                  (xii) If applicable, the Common Share Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued; the issuance of the Warrant Securities upon exercise of the Common Share Warrants will not be subject to preemptive or other similar rights; and the Common Share Warrants conform in all material respects to all statements relating thereto contained in the Prospectus.

                  (xiii) If applicable, the Common Shares issuable upon conversion of any of the Preferred Shares or the Warrant Securities will have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be duly authorized and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon conversion will not be subject to preemptive or other similar rights; the Common Shares issuable upon conversion of any of the Preferred Shares or the Warrant Securities, conform in all material respects to all statements relating thereto contained in the Prospectus.

                  (xiv) The applicable Warrant Agreement, if any, will have been duly authorized, executed and delivered by the Company prior to the issuance of any applicable Underwritten Securities, and each constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.

                  (xv) None of the Company or any of its Subsidiaries is in violation of its charter, by-laws, partnership agreement or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, and the execution, delivery and performance of this Agreement, the applicable Terms Agreement or the applicable Warrant Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Company and the Operating Partnership (with respect to this Agreement), each severally, with obligations hereunder and thereunder have been duly authorized by all necessary corporate, trust or partnership action, and will not materially conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the charter, by-laws, the partnership agreement or other organizational documents of the Company or any of its Subsidiaries, or any applicable law, administrative regulation or administrative or court decree.

                  (xvi) The Company has qualified as a real estate investment trust ("REIT") for its taxable years ended December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999 and December 31, 2000
         and the Company is organized and operates in a manner that will enable it to qualify to be taxed as a REIT under the Code for the taxable year ended December 31, 2001 and thereafter provided the Company continues to meet the asset composition, source of income, shareholder diversification, distributions, record keeping, and other requirements of the Code which are necessary for the Company to qualify as a REIT.

                  (xvii) None of the Company or any of its Subsidiaries is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xviii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any of its Subsidiaries threatened against or affecting the Company or any of its Subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, or which might materially and adversely affect the property or assets thereof or which might materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement, or the applicable Warrant Agreement, if any, or the transactions contemplated herein or therein; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its Subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  (xix) The Company and its Subsidiaries own or possess any trademarks, service marks, trade names or copyrights required in order to conduct their respective businesses as described in the Prospectus, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                  (xx) No authorization, approval, permit or consent of any court or governmental authority or agency is necessary in connection with the consummation by the Company or the Operating Partnership of the transactions contemplated by this Agreement, the applicable Terms Agreement, or any Depositary Agreement, except such as have been obtained or as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws, real estate syndication laws or under the rules and regulations of the National Association of Securities Dealers, Inc.

                  (xxi) The Company and its Subsidiaries possess such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as described in the Prospectus, other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                  (xxii) The Company has full right, power and authority under its organizational documents to enter into this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, and this Agreement has been, and as of each Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by the Company.

                  (xxiii) The Operating Partnership has full right, power and authority under its organizational documents to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Operating Partnership.

                  (xxiv) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time (as defined herein) or during the period specified in Section 3(f), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (xxv) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

                  (xxvi) None of the Company or any of its Subsidiaries, or any of the officers, directors, trustees or partners thereof has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Underwritten Securities, Common Shares issuable upon conversion of any of the Preferred Shares or facilitation of the sale or resale of the Underwritten Securities.

                  (xxvii) Except as otherwise disclosed in the Prospectus and except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise: (a) except for the portions of Macon Mall, Bel Air Mall and Fashion Square Mall that are leased by the Company pursuant to a long-term subordinated ground lease, the Company or its Subsidiaries have good and marketable title in fee simple to all real property and improvements described in the Prospectus as being owned in fee and, at the Closing Time, the Company and its Subsidiaries will have good and marketable title in fee simple to all real property and improvements as described in the Prospectus as being owned in fee; (b) all liens, charges, encumbrances, claims or restrictions on or affecting the real property and improvements owned by the Company or any of its Subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (c) none of the Company or any of its Subsidiaries, or to the knowledge of the Company, any lessee of any portion of the real property or improvements owned by the Company or any of its Subsidiaries, is in default under any of the leases pursuant to which the Company or any of its Subsidiaries leases such real property or improvements, and the Company and its Subsidiaries know of no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (d) all the real property and improvements owned by the Company or its Subsidiaries comply with all applicable codes and zoning laws and regulations; and
         (e) the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that would in any manner affect the size of, use of, improvements on, construction on, or access to any of the real property or improvements owned by the Company, any of its Subsidiaries or the Operating Partnership.

                  (xxviii) The Company, its Subsidiaries or the Operating Partnership has adequate title insurance on each Property owned in fee by the Company or its Subsidiaries.

                  (xxix) Except as otherwise disclosed in the Prospectus, each of the Company and the Operating Partnership has no knowledge of: (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Properties or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or from the Properties as a result of any construction on or operation and use of the Properties, which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise; and in connection with the construction on or operation and use of the Properties, each of the Company, and the Operating Partnership has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials that could have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, its Subsidiaries and the Operating Partnership considered as one enterprise.

         Any certificate signed by any officer of the Company in such capacity or as indirect general partner of the Operating Partnership and delivered to you or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company or the Operating Partnership, as the case may be, to each Underwriter participating in such offering as to the matters covered thereby on the date of such certificate.

         Section 2. PURCHASE AND SALE.

         The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

         In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities less the amount of any distribution payable with respect to an Initial Underwritten Security but not payable with respect to an Option Security. Such option, if granted, will expire 30 days or such lesser number of days as may be specified in the applicable Terms Agreement after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by you, but shall not be later than three full business days and not be earlier than two full business days after the exercise of said option, unless otherwise agreed upon by you and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Terms Agreement bears to the total number of Initial Underwritten Securities (except as otherwise provided in the applicable Terms Agreement), subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of fractional Initial Underwritten Securities.

         Payment of the purchase price for, and delivery of, the Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Sidley Austin Brown & Wood LLP, 58th Floor, One World Trade Center, New York, New York 10048-0557, or at such other place as shall be agreed upon by you and the Company, at 9:00 A.M., New York City time, on the third business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or, if pricing takes place after 4:30 p.m. New York City time on the date of the applicable Terms Agreement, on the fourth business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by you and the Company (each such time and date being referred to as a "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates representing, such Option Securities, shall be made at the above-mentioned offices of Sidley Austin Brown & Wood LLP, or at such other place as shall be agreed upon by you and the Company on each Date of Delivery as specified in the notice from you to the Company. Unless otherwise specified in the applicable Terms Agreement, payment shall be made by wire transfer of immediately available funds to the Company against delivery to you for the respective accounts of the Underwriters for the Underwritten Securities to be purchased by them. The Underwritten Securities shall be in such authorized denominations and registered in such names as you may request in writing at least one business day prior to the applicable Closing Time or Date of Delivery, as the case may be. The Underwritten Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the Closing Time or Date of Delivery, as the case may be.

         If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee specified in the applicable Terms Agreement for each of the Underwritten Securities for which Delayed Delivery Contracts are made at the Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum number of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate number of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

         You shall submit to the Company, at least two business days prior to the Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the number of Underwritten Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to the Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the number of Underwritten Securities to be covered by each such Delayed Delivery Contract.

         The number of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the number of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; PROVIDED, HOWEVER, that the total number of Underwritten Securities to be purchased by all Underwriters shall be the total number of Underwritten Securities covered by the applicable Terms Agreement, less the number of Underwritten Securities covered by Delayed Delivery Contracts.

         Section 3. COVENANTS OF THE COMPANY AND THE OPERATING PARTNERSHIP. Each of the Company and the Operating Partnership covenants with you, and with each Underwriter participating in the offering of Underwritten Securities, as follows:

         Immediately following the execution of the applicable Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Underwritten Securities; and the Company will, by the close of business in New York on the business day immediately succeeding the date of the applicable Terms Agreement, transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as you shall reasonably request. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, the Company will prepare an abbreviated term sheet that complies with the requirements of Rule 434 under the 1933 Act Regulations and will provide the Underwriters with copies of the form of Rule 434 Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the applicable Terms Agreement.

         The Company will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company will give you notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise (including any revised Prospectus which the Company proposes for use by the Underwriters in connection with an offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement first becomes effective, whether or not such revised Prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), and will furnish you with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or preparation, as the case may be, and will not file or prepare any such amendment or supplement or other documents in a form to which you or counsel for the Underwriters shall reasonably object.

         The Company will deliver to each Underwriter as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as such Underwriter reasonably requests.

         The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

         If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

         The Company will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities, the Warrant Securities, if any, and Common Shares issuable upon conversion of the Preferred Shares for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as you may designate. In each jurisdiction in which the Underwritten Securities, the Warrant Securities, if any, and Common Shares issuable upon conversion of the Preferred Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities and the Warrant Securities; PROVIDED, HOWEVER, that the Company shall not be obligated to (A) qualify as a foreign entity in any jurisdiction where it is not so qualified, (B) file any general consent to service of process, or (C) take any action that would subject it to income taxation in any such jurisdiction.

         With respect to each sale of Underwritten Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement.

         The Company will use its best efforts to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Underwritten Securities are to occur.

         The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

         If the Preferred Shares are convertible into Common Shares, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligations to issue such shares upon conversion of the Preferred Shares, as the case may be, or upon the exercise of the Common Share Warrants.

         If applicable, the Company will use its best efforts to list the Common Shares on the New York Stock Exchange or such other national exchange on which the Company's Common Shares are then listed.

         If Preferred Shares are convertible into Common Shares, the Company will use its best efforts to list the Common Shares issuable on Conversion of the Preferred Shares on the New York Stock Exchange or such other national exchange on which the Company's Common Shares are then listed.

         Section 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the reproduction and filing of this Agreement and the applicable Terms Agreement, (iii) the preparation, issuance and delivery of the Underwritten Securities and the Warrant Securities, if any, to the Underwriters,
(iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Underwritten Securities, the Warrant Securities and the Common Shares issuable upon conversion of Preferred Shares, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey, (vi) the reproduction and delivery to the Underwriters of copies of any Blue Sky Survey, (vii) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (viii) the providing and delivery to the Underwriters of copies of the applicable Warrant Agreement, if any, (ix) any fees charged by nationally recognized statistical rating organizations for the Rating of the Securities, (x) the fees and expenses, if any, incurred with respect to the listing of the Underwritten Securities, or the Common Shares issuable on conversion of the Preferred Shares, if any, on any national securities exchange, and (xi) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

         If the applicable Terms Agreement is terminated by you in accordance with the provisions of Section 5, Section 9(b)(i) or 9(b)(ii), the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         Section 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Operating Partnership herein contained, to the accuracy of the statements of the Company's officers on behalf of the Company, and on behalf of the Company in its capacity as indirect general partner of the Operating Partnership, made in any certificate pursuant to the provisions hereof, to the performance by each of the Company and the Operating Partnership of all of its covenants and other obligations hereunder, and to the following further conditions:

         (a) At Closing Time and at any Date of Delivery, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) if Preferred Shares are being offered, the rating assigned by any nationally recognized statistical rating organization to any preferred stock of the Company as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall such rating organization have publicly announced that it has placed any preferred stock of the Company on what is commonly termed a "watch list" for possible downgrading, and (iii) there shall not have come to your attention any facts that would reasonably cause you to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

         (b)  At Closing Time, you shall have received:

                  (1) The favorable opinion, dated as of Closing Time, of Hogan & Hartson L.L.P., counsel for the Company and the Operating Partnership, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) The Company has been duly organized and is
                  validly existing and in good standing as a real estate investment trust under the laws of the State of Alabama. Based solely on the certificates of public officials, the Company is authorized to transact business in the States of Florida and Georgia as of the dates of the respective certificates specified in such opinion.

                           (ii) The Management Corporation was incorporated and
                  is validly existing and in good standing under the laws of the State of Alabama. The Management Corporation is authorized to transact business in the State of Florida as of the date of the certificate specified in such opinion.

                           (iii) Each of the Operating Partnership and the
                  Management Partnership was formed and is validly existing as a partnership under the laws of the State of Delaware as of the dates of the respective certificates specified in such opinion. Each of the Operating Partnership and the Management Partnership is in good standing under the laws of the State of Delaware as of the dates of the respective certificates specified in such opinion. Based solely on certificates of public officials, each of the Operating Partnership and the Management Partnership is registered to do business in Alabama, and the Operating Partnership is authorized to transact business in the States of Florida and Georgia as of the dates of the respective certificates specified in such opinion. The Management Partnership is authorized to transact business in the State of Florida as of the date of the certificate specified in such opinion.

                           (iv) Each of the Company and the Management
                  Corporation has full trust or corporate power to own, lease or operate the Properties and to conduct its business as described in the Prospectus. The Management Partnership has the partnership power and partnership authority under its partnership agreement and the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") to conduct its business as described in the Prospectus. The Operating Partnership has the partnership power and partnership authority under the Agreement of Limited Partnership and the Delaware Act to own, lease and operate the Properties and to conduct its business as described in the Prospectus.

                           (v) The Company has an authorized capitalization as
                  set forth in the Prospectus under the captions "Description of Preferred Shares of Beneficial Interest" and "Description of Common Shares of Beneficial Interest," and all of the issued shares of beneficial interest of the Company as set forth in the Prospectus have been duly authorized and, assuming receipt of consideration therefor as provided in the resolutions authorizing issuance thereof of the Company's Board of Trustees, are validly issued, fully paid and non-assessable. All of the issued shares of capital stock of the Management Corporation have been duly authorized and, assuming receipt of consideration therefor as provided in the applicable resolutions authorizing the issuance thereof of the board of directors of each such subsidiary, are validly issued, fully paid and non-assessable. All of the outstanding partnership interests of the Operating Partnership and the Management Partnership have been authorized for issuance, are validly issued and, assuming receipt of the consideration therefor as provided in the respective partnership agreements and any resolutions authorizing issuance thereof, are fully paid.

                           (vi) Except as set forth in the Prospectus, to such
                  counsel's knowledge, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Underwritten Securities pursuant to the Company's declaration of trust or the Company's by-laws or any agreement or other instrument to which the Company is a party.

                           (vii) Each of this Agreement, the applicable Terms
                  Agreement and the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered on behalf of the Company.

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Operating Partnership.

                           (ix) The Underwritten Securities being issued and
                  sold pursuant to this Agreement and the applicable Terms Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company; and such Underwritten Securities, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in such Terms Agreement or any Delayed Delivery Contract, will be validly issued, fully paid and non-assessable, and, if applicable, the Preferred Shares, as the case may be, conform to the provisions set forth by the Board of Trustees.

                           (x) If applicable, the Common Share Warrants have
                  been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued.

                           (xi) If applicable, the Common Shares issuable upon
                  conversion of any of the Preferred Shares or the exercise of Warrant Securities have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action on the part of the Company and such shares, when issued upon such conversion in accordance with the charter of the Company, the Warrant Agreement, the Terms Agreement and the Delayed Delivery Contract, as the case may be, will be duly authorized and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion will not be subject to preemptive or other similar rights arising by operation of law or otherwise.

                           (xii) The applicable Warrant Agreement, if any, has
                  been duly authorized, executed and delivered by the Company, and (assuming due authorization, execution and delivery by the Warrant Agent in the case of the Warrant Agreement), constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms; and the Warrant Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.

                           (xiii) If applicable, the relative rights,
                  preferences, interests and powers of the Preferred Shares, as the case may be, are as set forth by the Board of Trustees relating thereto, and all such provisions are valid under Alabama law.

                           (xiv) Except as set forth in the Prospectus, to such
                  counsel's knowledge, based on an officer's certificate from the Company, there are no proceedings before or by any court, governmental agency, or arbitrator pending or threatened against the Company or any of its Subsidiaries which, if determined adversely to the Company or any of its Subsidiaries, would have a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries, considered as one enterprise.

                           (xv) The Registration Statement was declared
                  effective under the 1933 Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations on the date specified in such opinion, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                           (xvi) The Registration Statement and the Prospectus,
                  excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, and other financial information and data included therein or omitted therefrom, as to which such counsel need not express an opinion) complied as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder.


                           (xvii) The documents incorporated by reference in the
                  Prospectus (other than the financial statements and supporting schedules and other financial information and data included therein or omitted therefrom, as to which such counsel need not express an opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder.

                           (xviii) The Company has qualified as a REIT for its
                  taxable years ended December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999 and December 31, 2000 and the Company is organized and operates in a manner that will enable it to qualify to be taxed as a REIT under the Code for the taxable year ended December 31, 2001 and thereafter provided the Company continues to meet the asset composition, source of income, shareholder diversification, distributions, record keeping, and other requirements of the Code which are necessary for the Company to qualify as a REIT.

                           (xix) The statements contained in the Prospectus
                  under the heading "Description of Common Shares of Beneficial Interest," insofar as they describe Alabama statutory law governing real estate investment trusts organized under the laws of the State of Alabama, constitute a fair summary thereof.

                           (xx) The Underwritten Securities, Warrant Securities
                  and the Common Shares issuable upon conversion of the Preferred Shares conform in all material respects to the description thereof contained in the Prospectus, and the form of certificate used to evidence the Underwritten Securities complies in all material respects with all applicable statutory requirements under the laws of the State of Alabama.

                           (xxi) To such counsel's knowledge, there are no
                  contracts or other documents entered into subsequent to the Company's Annual Report on Form 10-K for the year ended December 31, 2000 which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the 1933 Act Regulations.

                           (xxii) The execution, delivery and performance as of
                  the date hereof by the Company and the Operating Partnership of the Underwriting Agreement and the Terms Agreement, do not
                  (i) result in a breach of or a default under any of the agreements filed as Exhibits 10.1, 10.2.1, 10.2.2, 10.2.3,
                  10.2.4, 10.2.5, 10.2.6, 10.2.7, 10.2.8, 10.2.9, 10.2.10,
                  10.2.11, 10.2.12, 10.2.13, 10.5, 10.13 and 10.14 to the
                  Company's Annual Report on Form 10-K for the year ended December 31, 2000, (ii) violate the provisions of the declaration of trust, articles of incorporation, charter, partnership agreement or by-laws of the Company, the Operating Partnership, the Management Partnership or the Management Corporation, or (iii) to such counsel's knowledge, violate any order, statute, rule or regulation of any federal or Delaware or Alabama court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of the Properties. The foregoing opinion shall not be deemed to address any federal securities law matters specifically covered elsewhere in such counsel's opinion letter. Except for the registration of the Underwritten Securities under the 1933 Act and such filings, consents, approvals, authorizations, registrations or qualifications as have been made or obtained prior to the date of such counsel's opinion, or may be required under the 1934 Act, the 1940 Act and applicable state securities laws (as to which such counsel need not express an opinion) in connection with the purchase and distribution of the Underwritten Securities, no consent, approval, authorization or order of, or filing or registration with, the Commission or any Delaware or Alabama court or governmental agency or body is required to be obtained or made by the Company for the execution, delivery and performance of the Underwriting Agreement and the applicable Terms Agreement by the Company and the Operating Partnership, and the consummation of the transactions contemplated thereby.


                           (xxiii) Neither the Company nor any of its
                  Subsidiaries is an "investment company" as such term is defined in the 1940 Act.


                  (2) The favorable opinion, dated as of Closing Time, of Leitman, Siegal & Payne, P.C., special real estate counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) The issuance and sale of the Shares being
                  delivered on such Date of Delivery by the Company and the compliance by the Company and the Operating Partnership with all the provisions of this Agreement and the consummation of the transactions contemplated hereby did not and will not result in a breach or violation of any of the terms of provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties or any other properties or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the Properties is subject.

                           (ii) The descriptions of or references to any
                  contracts, indentures, mortgages, loan agreements, notes, leases or other instruments described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, are correct in all material respects, and, to the best of their knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                  (3) The favorable opinion, dated as of Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, with respect to the matters set forth in (i), (vii) to (xiii), inclusive, (xv) and
         (xvi) of subsection (b)(1).

                  (4) In giving their opinions required by subsections (b)(1),
         (b)(2) and (b)(3), respectively, of this Section, Hogan & Hartson L.L.P., Leitman, Siegal & Payne, P.C. and Sidley Austin Brown & Wood llp shall each additionally state that nothing has come to their attention that causes them to believe that the Registration Statement (except for financial statements and schedules and other financial data, as to which counsel need make no statement) at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment becomes effective or at the time of the most recent filing of such Annual Report, as the case may
         be) or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data, as to which counsel need make no statement), at the Representation Date or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinions required by subsections (b)(1), (b)(2) and (b)(3), respectively, of this Section, Hogan & Hartson L.L.P., Leitman, Siegal & Payne, P.C. and Sidley Austin Brown & Wood LLP may rely, (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and Operating Partnership, (2) with respect to certain other matters, upon certificates of appropriate government officials in such jurisdiction, and Hogan & Hartson L.L.P. and Sidley Austin Brown & Wood LLP may additionally rely, as to matters involving the laws of the State of Alabama, upon the opinion of Sirote & Permutt P.C. (or other counsel reasonably satisfactory to counsel for the Underwriters) in form and substance satisfactory to counsel for the Underwriters.

                  (5) The favorable opinion, dated as of Closing Time, of Sirote & Permutt, P.C., Alabama counsel for the Company and the Operating Partnership, relating to matters of Alabama law.

         (c) At Closing Time and any relevant Date of Delivery, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, or any of the Properties, whether or not arising in the ordinary course of business; no proceedings shall be pending or, to the knowledge of the Company, or the Operating Partnership, threatened against the Company, any of its Subsidiaries, or any of the Properties before or by any Federal, state or other commission board or administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, financial condition or income of the Company and its Subsidiaries, considered as one enterprise or any of the Properties; and you shall have received a certificate of the President and Chief Executive Officer or a Vice President of the Company and of the Senior Vice President and Secretary of the Company, and a certificate of the Secretary of the Company, in its capacity as general partner of the Operating Partnership, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

         (d) At the time of the execution of the applicable Terms Agreement, you shall have received a letter dated such date from PricewaterhouseCoopers LLP, in form and substance reasonably satisfactory to you, to the effect that (i) they are independent public accountants with respect to the Company and its Subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations thereunder; (ii) it is their opinion that the consolidated financial statements and financial statement schedules of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus and audited by them and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minute books of the Company, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited condensed consolidated financial statement of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement), nothing has come to their attention which causes them to believe (A) that any material modifications should be made to the unaudited condensed financial statements of the Company and its Subsidiaries included in the Registration Statement for them to be in conformity with generally accepted accounting principles or that such unaudited financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations, or (B) at a specified date not more than three days prior to Closing Time, there has been any change in the capital shares of the Company or in the consolidated indebtedness of the Company and its Subsidiaries or any decrease in consolidated total assets or net assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than three days prior to Closing Time, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, operating income, net income or net income per share of the Company and its Subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; (iv) they have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301 and 302, respectively, of Regulation S-K; and (v) in addition to the examination referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its Subsidiaries identified in such letter.

         (e) At Closing Time, you shall have received a letter, dated as of Closing Time, from PricewaterhouseCoopers LLP, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than three days prior to such Closing Time.

         (f) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities and the Warrant Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Operating Partnership in connection with the issuance and sale of the Underwritten Securities and the Warrant Securities, as herein contemplated shall be reasonably satisfactory in form and substance to you and counsel for the Underwriters.

         (g) In the event that the Underwriters exercise their option provided in a Terms Agreement as set forth in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company and the Operating Partnership hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, you shall have received:

                  (1) A certificate, dated such Date of Delivery, of the President and Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company and of the President and Chief Executive Officer of the Company, in its capacity as general partner of the Operating Partnership, confirming that the certificates delivered at the Closing Time pursuant to Section 5(c) hereof remain true and correct as of such Date of Delivery.

                  (2) The favorable opinion of Hogan & Hartson L.L.P., counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(4) hereof.

                  (3) The favorable opinion of Leitman, Siegal & Payne, P.C., special real estate counsel to the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(4) hereof.

                  (4) The favorable opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(3) and 5(b)(4) hereof.

                  (5) The favorable opinion of Sirote & Permutt, P.C., Alabama counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to matters of Alabama law and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

                  (6) A letter from PricewaterhouseCoopers LLP, in form and substance reasonably satisfactory to you and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to you pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(g)(6) shall be a date not more than three days prior to such Date of Delivery.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time or Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof.

         Section 6. INDEMNIFICATION. (a) The Company and the Operating Partnership, jointly and severally, hereby agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                  (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission, or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the indemnifying party; and

                  (3) against any and all expense whatsoever (including, the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or
         (2) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) and the Prospectus (or any amendment or supplement thereto).

         Each Underwriter severally agrees to indemnify and hold harmless the Company and the Operating Partnership, the trustees of the Company, each of the officers who signed the Registration Statement and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

         Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         For purposes of this Section 6, all references to the Registration Statement, any preliminary prospectus or the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include, without limitation, any electronically transmitted copies thereof, including, without limitation, any copies filed with the Commission pursuant to EDGAR.

         Section 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Operating Partnership and the Underwriters with respect to the offering of the Underwritten Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Operating Partnership and one or more of the Underwriters in respect of such offering, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus in respect of such offering bears to the initial public offering price appearing thereon and the Company and the Operating Partnership are responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities purchased by it pursuant to the applicable Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Operating Partnership. The Underwriter's obligations to contribute pursuant to this
Section 7 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 7, the Company and the Operating Partnership shall be deemed one party jointly and severally liable for any obligations hereunder.

         Section 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement, or contained in certificates of officers of the Company and the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement or the applicable Terms Agreement, or investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company or the Operating Partnership, and shall survive delivery of and payment for the Underwritten Securities.

         Section 9. TERMINATION OF AGREEMENT. (a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company, the Operating Partnership or by you upon the giving of 30 days' written notice of such termination to the other parties hereto.

         You may also terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time or any Date of Delivery (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, any of its Subsidiaries or the Operating Partnership, whether or not arising in the ordinary course of business, or (ii) if Preferred Shares are being offered and the rating assigned by any nationally recognized statistical rating organization to any preferred stock of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any preferred stock of the Company on what is commonly termed a "watch list" for possible downgrading; (iii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or (iv) if trading in any of the securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Alabama authorities. As used in this Section 9(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

         In the event of any such termination, (x) the covenants set forth in
Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8 and 13 hereof shall remain in effect.

         Section 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted

Securities"), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 24-hour period, then:

         if the total number of Defaulted Securities does not exceed 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or if the total number of Defaulted Securities exceeds 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

         In the event of any such default which does not result in a termination of the applicable Terms Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         Section 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, New York 10080, attention of John P. Case III, Managing Director; and notices to the Company shall be directed to it at 2101 6th Avenue North, Suite 750, Birmingham, Alabama, 35203, attention: Chief Financial Officer.

         Section 12. PARTIES. This Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon you and the Company, the Operating Partnership and any Underwriter who becomes a party to such Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         Section 13. GOVERNING LAW AND TIME. This Agreement and the applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

         Section 14. COUNTERPARTS. This Agreement and the applicable Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts will become a binding agreement between you, the Company and the Operating Partnership in accordance with its terms.

                            Very truly yours,

                            COLONIAL PROPERTIES TRUST



                            By: /s/ HOWARD B. NELSON, JR.
                                ----------------------------------------------
                                Name: Howard B. Nelson, Jr.
                                Title: Chief Financial Officer
                                       and Secretary



                            COLONIAL REALTY LIMITED PARTNERSHIP,
                                the Operating Partnership

                            By: Colonial Properties Trust
                                (its general partner)


                            By: /s/ HOWARD B. NELSON, JR.
                                ----------------------------------------------
                                Name: Howard B. Nelson, Jr.
                                Title: Chief Financial Officer

CONFIRMED AND ACCEPTED,
     as of the date first
     above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
LEGG MASON WOOD WALKER, INCORPORATED
By:  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated


By: /s/ NICHOLAS ROSSETTI
    -------------------------------------
Name: Nicholas Rossetti
Title: Director

           Acting on behalf of themselves
           and the other named Underwriters

Exhibit A


                            COLONIAL PROPERTIES TRUST
                    (an Alabama Real Estate Investment Trust)

                              [Title of Securities]

                                 TERMS AGREEMENT


                                                           Dated:         , 200_


To:      COLONIAL PROPERTIES TRUST
         2101 6th Avenue North
         Suite 750
         Birmingham, Alabama

Attention:  Chairman of the Board of Trustees

Dear Sirs:

         We (the "Representative") understand that Colonial Properties Trust, an Alabama real estate investment trust (the "Company"), proposes to issue and sell the number of [Preferred Shares of beneficial interest (the "Preferred Shares")] [common shares of beneficial interest $.01 par value (the "Common Shares")] [and warrants exercisable for Common Shares ("Common Share Warrants")] (such [Preferred Shares] [Common Shares] [Common Share Warrants] being [collectively hereinafter referred to as the "Underwritten Securities")]. Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of [Initial Underwritten Securities (as defined in the Underwriting Agreement referenced to below)] set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased) at the purchase price set forth below.


                               Number of Shares
                                  of Initial
Underwriter                Underwritten Securities
----------                 -----------------------


                                 ----------
      Total                     $
                                 ==========


         The Underwritten Securities shall have the following terms:

Title of Securities:
Number of Shares:
[Current Ratings:]
         [Dividend Rate: [$         ] [    %], Payable:]

[Stated Value:]
[Liquidation Preference:]
[Ranking:]

         Public offering price per share: $    [, plus accumulated dividends, if
any, from         , 200 .]

         Purchase price per share: $    [, plus accumulated dividends, if any,
from         , 200 .]

[Conversion provisions:]
[Redemption provisions:]
[Sinking fund requirements:]
         Number of Option Securities, if any, that may be purchased by the
Underwriters:

         Delayed Delivery Contracts: [authorized] [not authorized]

         [Date of Delivery:
         Minimum Contract:
         Maximum number of Shares:
         Fee:                    ]
Additional co-managers, if any:
Other terms:
Closing date and location:


                              COMMON SHARE WARRANTS

Number of Common Share Warrants to be issued:
Warrant Agent:
Issuable jointly with Common Shares:  [Yes] [No]
         [Number of Common Stock Warrants issued
         with each share of
         Beneficial Interest:]
         [Detachable data:]
         Date from which Common Share Warrants are exercisable:

         Date on which Common Share Warrants expire:
         Exercise price(s) of Common Share Warrants:
         Initial public offering price:  $
         Purchase price:  $
         Title of Warrant Securities:

         Principal amount purchasable upon exercise of one Common Share Warrant:

         Interest rate:        Payable:
         Date of maturity:
         Redemption provisions:
         Sinking fund requirements:
         [Delayed Delivery Contracts: [authorized][not authorized]

         [Date of delivery:
         Minimum contract:
         Maximum aggregate principal amount:
         Fee:    %]
Other terms:
[Closing date and location:]]



         All the provisions contained in the document attached as Annex A hereto entitled "Colonial Properties Trust - Preferred Shares, Common Shares, and Common Share Warrants - Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than seven o'clock P.M. (New York City time) on June 14, 2001 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                     Very truly yours,

                                     MERRILL LYNCH & CO.
                                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                 INCORPORATED
                                     LEGG MASON WOOD WALKER, INCORPORATED
                                     By: Merrill Lynch & Co.
                                         Merrill Lynch, Pierce, Fenner & Smith
                                                     Incorporated


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                         Acting on behalf of themselves
                                         and the other named Underwriters

Accepted:

COLONIAL PROPERTIES TRUST



By:
   ----------------------------------------------
Name:
Title:


COLONIAL REALTY LIMITED PARTNERSHIP,
the Operating Partnership

By: Colonial Properties Trust
    (its general partner)



By:
    ---------------------------------------------
Name:
Title:

                                                                       Exhibit B


                            COLONIAL PROPERTIES TRUST
                    (an Alabama Real Estate Investment Trust)

                              [Title of Securities]

                            DELAYED DELIVERY CONTRACT



                                                                          , 200_


COLONIAL PROPERTIES TRUST
2101 6th Avenue North
Suite 750
Birmingham, Alabama

Attention:  Chairman of the Board of Directors

Dear Sirs:

         The undersigned hereby agrees to purchase from Colonial Properties Trust (the "Company"), and the Company agrees to sell to the undersigned on __________, 200__ (the "Delivery Date"), of the Company's [insert title of security] (the "Securities"), offered by the Company's Prospectus dated __________, 200_, as supplemented by its Prospectus Supplement dated
___________, 200__, receipt of which is hereby acknowledged at a purchase price of [$__________] [and, $__________ per Warrant, respectively] to the Delivery Date, and on the further terms and conditions set forth in this contract.

         Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in Federal or other same day funds at the office of

                      , on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before __________, 200__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated

__________, 200__ between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

         Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

         This contract will inure to the benefit of and binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that the Company will not accept Delayed Delivery Contracts for a number of Securities in excess of ________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

         This Agreement shall be governed by the laws of the State of New York.

                                                Yours very truly,

                                                -----------------------------
                                                     (Name of Purchaser)

                                                By
                                                -----------------------------
                                                           (Title)

                                                -----------------------------

                                                -----------------------------
                                                           (Address)

Accepted as of the date first above written.

COLONIAL PROPERTIES TRUST

By
   -------------------------------
             (Title)

                  PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)




        ------------------------------------------------------------------------
        Name                                        Telephone No.
                                                    (including Area Code)